December 29, 2009

 Summary
 Prospectus

Western Asset / CitiSM

Institutional
Cash
Reserves

Class : Ticker Symbol

S : CFSXX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-800-625-4554 or 1-212-857-8181 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, both dated December 29, 2009, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class S shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.20

Distribution and service (12b-1) fees	0.25

Other expenses	0.02

Total annual fund operating expenses[1]	0.47

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.02)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.45

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.45% for Class S shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class S	46	147	259	589

The fund invests in securities through an underlying fund: Prime Cash Reserves Portfolio. The information above reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

Principal investment strategies

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if unrated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

     ***

Western Asset / CitiSM Institutional Cash Reserves was formerly known as CitiSM Institutional Cash Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Foreign securities risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail in the fund’s Prospectus or in the statement of additional information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class S shares. The table shows the average annual total returns of Class S shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	Since inception	Inception date

Class S	2.77	3.33	3.29	10/06/1999

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase or redeem shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)

General/Institutional Investors purchasing through the fund	1 million/50

Accounts managed/advised by an investment advisory subsidiary of Legg Mason	50,000/50

Your financial intermediary may impose different investment minimums.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are sent on the business day your order is received, except in unusual circumstances. The fund normally closes for business at 5:00 p.m. (Eastern time), but may close earlier under certain circumstances. The fund closes for business early (normally 1:00 p.m. (Eastern time)) on days when the New York Stock Exchange closes early on a business day prior to or after a national holiday. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857- 8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and
other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

©	2009 Legg Mason Investor Services, LLC, member FINRA, SIPC. Legg Mason Investor Services, LLC and Western Asset Management Co. are subsidiaries of Legg Mason, Inc. 401430 WASX012148SP 12/09

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of the fund. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. An investment in the fund is not a bank deposit or obligation of Citigroup.